FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2012

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

30 North LaSalle Street, Suite 4000, Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a special meeting of shareholders held on January 13, 2012 (the “Special Meeting”), the shareholders of Telephone and Data Systems, Inc. (“TDS”) approved amendments to the Restated Certificate of Incorporation of TDS (the “Charter Amendments”), including a share reclassification amendment (the “Share Reclassification Amendment”) to reclassify (i) each Special Common Share, par value $0.01 per share, of TDS (“Special Common Shares”), as one Common Share, par value $0.01 per share, of TDS (“Common Shares”), (ii) each Common Share as 1.087 Common Shares, and (iii) each Series A Common Share, par value $0.01 per share, of TDS (“Series A Common Shares”), as 1.087 Series A Common Shares (the “Share Reclassification”).

Following approval by shareholders at the Special Meeting, the Board of Directors of TDS (the “TDS Board”) approved the filing of the Restated Certificate of Incorporation, as amended by the Charter Amendments, with the Delaware Secretary of State.  As a result, the Restated Certificate of Incorporation, as amended by the Charter Amendments, is expected to be filed on January 24, 2012 and, pursuant to its terms, will become effective as of 5:01 p.m. Eastern time on the date that it is filed with the Delaware Secretary of State (the “Effective Time”).

Adjustment under Telephone and Data Systems, Inc. 2004 Long-Term Incentive Plan, as Amended and Restated (the “2004 Plan”) to Reflect Share Reclassification

Section 8.8 of the 2004 Plan provides that, in the event of a reclassification, (i) the number and class of securities available under the 2004 Plan, (ii) the number and class of securities subject to each outstanding stock option and the purchase price per security, (iii) the number and class of securities subject to each outstanding restricted stock unit award, and (iv) the number and class of securities deemed to be held in each deferred compensation account, shall be appropriately and equitably adjusted by the committee of the TDS Board responsible for the administration of the 2004 Plan.  The TDS Board has designated the Compensation Committee of the TDS Board (the “Compensation Committee”) as responsible for the administration of the 2004 Plan.

The following awards are outstanding under the 2004 Plan: (i) stock options to purchase Special Common Shares, (ii) tandem stock options to purchase an equal number of Common Shares and Special Common Shares (“Tandem Options,” and each Common Share/Special Common Share unit subject to a Tandem Option, a “Tandem Unit”), (iii) restricted stock unit awards to be settled in Special Common Shares, (iv) annual bonus deferrals and related employer match awards to be settled in Special Common Shares and (v) annual bonus deferrals and related employer match awards to be settled in part in Common Shares and in part in Special Common Shares.

As a result of the Share Reclassification, on January 13, 2012, the Compensation Committee took action to reclassify, effective as of the Effective Time, the Special Common Shares available for issuance under the 2004 Plan immediately prior to the Effective Time as an equal number of Common Shares available for issuance under the 2004 Plan.

In addition, on January 13, 2012, the Compensation Committee took action to adjust outstanding awards under the 2004 Plan as follows:

(i)            each stock option (other than a Tandem Option) to purchase Special Common Shares granted under the 2004 Plan and outstanding immediately prior to the Effective Time shall be adjusted, effective as of the Effective Time, to be a stock option to purchase an equal number of

Common Shares, at the same purchase price per Common Share as in effect immediately prior to the Effective Time;

(ii)           each Tandem Option granted under the 2004 Plan and outstanding immediately prior to the Effective Time shall be adjusted, effective as of the Effective Time, to be a stock option to purchase a number of Common Shares equal to the product of (i) the number of Tandem Units subject to the Tandem Option and (ii) 2.087, with a purchase price per Common Share subject to the stock option equal to the quotient of (A) the purchase price per Tandem Unit and (B) 2.087;

(iii)          each restricted stock unit award to be settled in Special Common Shares granted under the 2004 Plan and outstanding immediately prior to the Effective Time shall be adjusted, effective as of the Effective Time, to be a restricted stock unit award to be settled in an equal number of Common Shares;

(iv)          the portion of each deferred compensation account under the 2004 Plan that is deemed to hold Special Common Shares immediately prior to the Effective Time in lieu thereof shall be deemed to hold, effective as of the Effective Time, an equal number of Common Shares; and

(v)           the portion of each deferred compensation account under the 2004 Plan that is deemed to hold Common Shares immediately prior to the Effective Time in lieu thereof shall be deemed to hold, effective as of the Effective Time, a number of Common Shares equal to the product of (i) the number of Common Shares deemed to be held in such account immediately prior to the Effective Time and (ii) 1.087.

Except as modified above, the terms and conditions of the 2004 Plan and related award agreements as applied to outstanding awards under the 2004 Plan shall remain in effect and were reaffirmed by the Compensation Committee.

Effective as of the Effective Time, no additional awards will be granted under the 2004 Plan (except with respect to annual bonus deferrals and the related employer match for calendar years commencing prior to January 1, 2013).

Adoption of the Telephone and Data Systems, Inc. 2011 Long-Term Incentive Plan (the “2011 Plan”)

At the Special Meeting, the shareholders of TDS approved the adoption of the 2011 Plan, effective as of the Effective Time.  The purposes of the 2011 Plan are to: (i) align the interests of the shareholders of TDS and the recipients of awards under the 2011 Plan by increasing the proprietary interest of such recipients in TDS’ growth and success; (ii) advance the interests of TDS by attracting and retaining officers and other employees of TDS and certain of its affiliates; and (iii) motivate such persons to act in the long-term best interests of TDS and TDS’ shareholders.

A total of six million Common Shares are reserved for issuance under the 2011 Plan and, under the terms of the 2011 Plan, TDS is authorized to grant incentive stock options, nonqualified stock options, stock appreciation rights, bonus stock awards, restricted stock awards, restricted stock unit awards, performance share awards and employer match awards for deferred bonus payments.

The 2011 Plan will be administered by a committee selected by the TDS Board and made up of two or more members of the TDS Board, each of whom may be an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986 and a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.  Participants in the 2011 Plan will consist of such employees of TDS and certain of its affiliates selected by the committee in its sole discretion.

The 2011 Plan will terminate on January 13, 2022, unless terminated earlier by the TDS Board.

Other terms of the 2011 Plan are set forth under Proposal 6 of the TDS definitive proxy statement dated August 31, 2011, as filed with the SEC on Schedule 14A on August 31, 2011, and the supplement thereto dated November 29, 2011, as filed with the SEC on Schedule 14A on November 29, 2011, which are incorporated by reference herein.

The foregoing description is qualified in its entirety by reference to the 2011 Plan, which is included as Exhibit 10.1 to this Form 8-K and incorporated by reference into this Item 5.02.

Adoption of the Telephone and Data Systems, Inc. Restated Compensation Plan for Non-Employee Directors (the “Director Plan”)

At the Special Meeting, the shareholders of TDS also approved the adoption of the Director Plan, which will become effective as of the Effective Time.

The purpose of the Director Plan is to provide appropriate compensation to non-employee directors for their service to TDS and to ensure that qualified persons serve as non-employee members of the TDS Board.

Unless otherwise approved by shareholders of TDS, the total number of Common Shares that may be issued under the Director Plan will not exceed 54,524 Common Shares.

The authorization to issue Common Shares under the Director Plan will expire on January 13, 2022, unless reapproved by shareholders.

Other terms of the Director Plan are set forth under Proposal 7 of the TDS definitive proxy statement dated August 31, 2011, as filed with the SEC on Schedule 14A on August 31, 2011, and the supplement thereto dated November 29, 2011, as filed with the SEC on Schedule 14A on November 29, 2011, which are incorporated by reference herein.

The foregoing description is qualified in its entirety by reference to the Director Plan, which is included as Exhibit 10.2 to this Form 8-K and incorporated by reference into this Item 5.02.

Item 9.01.  Financial Statements and Exhibits

(d)        Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: January 18, 2012

By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President and Controller

EXHIBIT INDEX

The following exhibits are filed herewith as noted below.

Exhibit Number	Description of Exhibit

10.1	Telephone and Data Systems, Inc. 2011 Long-Term Incentive Plan

10.2

Telephone and Data Systems, Inc. Restated Compensation Plan for Non-Employee Directors, is hereby incorporated by reference from Exhibit D to the TDS definitive proxy statement dated August 31, 2011, which was filed with the SEC on Schedule 14A on August 31, 2011